SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the "Agreement"), dated as of August [ ], 2026, between ZeroStack Corp., a Texas corporation (the "Company"), and each investor identified on the signature pages hereto (each, including its successors and assigns, an "Investor" and collectively, the "Investors"). Subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the "1933 Act"), and Rule 506(b) of Regulation D as promulgated by the U.S. Securities and Exchange Commission under the 1933 Act ("Regulation D"), the Company desires to issue and sell to each Investor, and each Investor, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

THE PARTIES HEREBY AGREE AS FOLLOWS:

1. Purchase and Sale of the Securities.

1.1 Sale and Issuance of the Securities.

(a) Prior to the Closing (as defined below), the Company shall have authorized (i) the sale and issuance to the Investors of the Company's common shares, no par value ("Common Shares", and the Common Shares to be purchased pursuant to this Agreement, the "Shares") and/or pre-funded warrants to purchase Common Shares in the form of Exhibit A (the "Pre-Funded Warrants") and (ii) the issuance of the Common Shares issuable upon exercise of the Pre-Funded Warrants (the "Warrant Shares"). The Shares, the Pre-Funded Warrants and the Warrant Shares are collectively referred to herein as the "Securities".

(b) Subject to the terms and conditions of this Agreement, the Investors agree to purchase at the Closing, and the Company agrees to sell and issue to the Investors at the Closing, the number of Shares and/or Pre-Funded Warrants set forth on the applicable signature page at a purchase price of US$25.19 per Share or US$25.19 per Pre-Funded Warrant. Each Pre-Funded Warrant shall have an exercise price of US$0.0001 per Warrant Share. For purposes of this Agreement, the "Share Cap" means the maximum number of Common Shares that may be issued, or deemed issued, before Shareholder Approval pursuant to this Agreement, the Other Subscription Agreements and any other transaction that the Principal Market requires to be aggregated, without violating Nasdaq Listing Rule 5635; in no event shall the Share Cap exceed 19.99% of either the Common Shares or the voting power outstanding immediately before execution of the applicable transaction documents, after reduction for all Common Shares issued or issuable before Shareholder Approval in the same or any aggregated transaction. The aggregate number of Shares issued at the Closing under this Agreement (the "Initial Shares") shall not exceed the lesser of (i) 3,500,000 Common Shares and (ii) the unused portion of the Share Cap allocated to the Investors under this Agreement after giving effect to the Other Subscription Agreements and any aggregated transaction, with 1,750,000 Initial Shares allocated to Puple AI and 1,750,000 Initial Shares allocated to Blockcat Pte, as stated on their respective signature pages. Any remaining portion of an Investor's agreed Securities shall be issued solely as Pre-Funded Warrants for the corresponding number of Warrant Shares. No Pre-Funded Warrant may be exercised, and no Warrant Share may be issued, before Shareholder Approval or otherwise in violation of the Share Cap. The Company shall reserve the allocation of Initial Shares stated on each completed signature page and shall not enter into or amend an Other Subscription Agreement in a manner that reduces that allocation; if the Share Cap is allocated among multiple Investors, the Company and all affected Investors shall sign a final allocation schedule before any Token transfer. For the avoidance of doubt, there is no limitation under this Agreement on the number of Common Shares that any Investor may beneficially own other than the Share Cap. To the extent that the number of Common Shares otherwise issuable to any Investor pursuant to this Agreement would exceed the Share Cap, the Company shall issue and sell to such Investor, in lieu of such excess Common Shares, Pre-Funded Warrants exercisable for a number of Warrant Shares equal to such excess. The Pre-Funded Warrants shall not be exercisable to the extent that the issuance of the Warrant Shares upon such exercise, when aggregated with all other Common Shares issued pursuant to this Agreement and the Other Subscription Agreements, would exceed the Share Cap, unless and until the Company has obtained the Shareholder Approval. "Other Subscription Agreements" means each other securities purchase agreement, of even date herewith, by and between the Company and each other investor party thereto in substantially the same form and on the terms set forth herein as this Agreement providing for the issuance of Common Shares and/or Pre-Funded Warrants in exchange for the transfer of Tokens. "Tokens" means MemeCore (M) digital tokens contributed by an Investor in the number set forth on its signature page and transferred using the token contract and blockchain network specified in the Delivery Instructions.

ZeroStack Corp. - PIPE 3 Securities Purchase Agreement

1.2 Closing; Delivery.

(a) The Closing shall occur remotely. Concurrently with the execution of this Agreement by each Party and authorized delivery of the executed Agreement to the other Party each Party shall then deliver each of the closing deliverables (the "Closing Deliverables") specified in Section 1.3.  The Closing will take place at such time as each Party has received or waived delivery of each Closing Deliverable to which they are entitled by this Agreement.  Upon Investors receipt of this Agreement executed by Company and all Company deliverables other than the Initial Shares and Pre-Funded Warrant, Investor shall transmit to Company Tokens, in the full amount of the Investor's Aggregate Subscription Amount for the number of Securities being purchased by each Investor at the Closing as set forth on each such Investor's signature page to this Agreement.  Immediately following the Company's receipt of all Tokens, Company shall cause the Transfer Agent to issue the Initial Shares in book-entry form in each Investor's name or nominee name, free of legends except as expressly required by this Agreement and applicable law, and shall deliver evidence of that issuance. The Company shall also deliver to each Investor or its designated securities custodian a duly executed Pre-Funded Warrant for the exact number of Warrant Shares stated on that Investor's signature page. The Closing shall occur upon the complete performance of all Party's obligations under this Section 1.2.  Concurrently with or immediately following the Closing, the Company will submit each Listing of Additional Shares notification and supporting material required by Nasdaq Listing Rule 5250(e)(2);

Confirmed Delivery. At least one (1) Business Day before any transfer of Tokens, the Company shall deliver written instructions, signed by an authorized officer, specifying the applicable token contract, blockchain network, exact quantity and wallet address designated by the Company for delivery (the "Delivery Instructions"). The Investor's obligation to transfer the Tokens shall be fully and finally performed when the correct type and quantity of Tokens have been transferred over the specified network to that address and the transfer is recorded as successful and final on the applicable blockchain ("Confirmed Delivery"). Upon Confirmed Delivery, the Company shall be deemed to have received and accepted the Tokens irrespective of the internal custody architecture, approval requirements, permissions or accessibility of the designated wallet. The Company shall bear the risk of any error in or unauthorized alteration of its Delivery Instructions, except to the extent directly caused by the Investor's fraud or willful misconduct.

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1.3 Closing Deliverables.

(a) Prior to the Closing, Company shall have delivered:

(i) this Agreement duly authorized and validly executed by the Company;

(ii) to the Transfer Agent all required materials to reflect the issuance of the Shares at the Closing and to reserve the Warrant Shares for issuance upon exercise of the Pre-Funded Warrants;

(iii) the opinion of Zuber Lawler LLP (as to U.S. law), dated as of the Closing Date, in customary form and substance to be reasonably agreed upon with the Investors and addressing such legal matters as the Investors and the Company reasonably agree;

(iv) a certificate, executed by the Secretary of the Company, certifying (i) the Certificate of Formation (as defined below); (ii) the Bylaws (as defined below); and (iii) resolutions of the Company's Board of Directors (or an authorized committee thereof) approving this Agreement, the other Transaction Documents, the transactions contemplated by this Agreement and the issuance of the Securities;

(v) a certificate executed by the Company's Chief Financial Officer stating: (A) the exact number of Common Shares and voting power outstanding immediately before execution; (B) the calculation of the Share Cap; (C) every issuance or potential issuance included in any aggregated transaction; (D) the number of Initial Shares reserved for each Investor; and (E) the exact number of Pre-Funded Warrants and Warrant Shares allocated to each Investor; and

(vi) any other document as to which the Parties agree in good faith to be required prior to Closing.

(b) Prior to the Closing the Investors shall each have delivered:

(i) this Agreement duly authorized and validly executed by such Investor; and

(ii) any other document as to which the Parties agree in good faith to be required prior to Closing.

1.4 Use of Proceeds. The Company shall maintain and make use of the Tokens in accordance with general corporate strategy.

1.5 Post-Delivery Custody Administration. From and after Confirmed Delivery, the Company shall be solely responsible for the selection, configuration, administration, security, access, recovery and operational continuity of its custody arrangements, including the performance of any custodian or wallet provider; wallet policies, approval thresholds and user permissions; key and credential retention, rotation and recovery; and the appointment, suspension, removal, replacement and succession of administrators, signers, approvers and other authorized personnel. No subsequent change by or on behalf of the Company to any such personnel, authority, permission or configuration, and no resulting delay or inability to access, stake, transfer or otherwise use the Tokens, shall revive any obligation of the Investor with respect to the Tokens or constitute a breach by the Investor. If a person who is or was associated with the Investor is separately appointed, engaged or authorized by the Company to serve as a manager, administrator, signer, approver, keyholder or similar person with respect to the Company's custody arrangements (a "Company Custody Designee"), that person shall perform such function solely in such person's separate capacity for the Company and not as an agent or representative of the Investor. The Company shall be responsible for the appointment, direction, supervision, permissions, removal and replacement of each Company Custody Designee. Upon the Company's suspension, removal or termination of such person's authority or access, that person's related authority and operational duties shall cease, except for reasonable transition cooperation requested in writing by the Company to the extent lawful, technically feasible and within such person's then-existing authority. Neither the Investor nor a Company Custody Designee shall be responsible for any resulting loss of quorum, delay, inaccessibility or inability to initiate or complete a transaction.

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2. Representations and Warranties of the Company. The Company represents and warrants to each of the Investors that, except as set forth in the disclosure schedules attached to this Agreement (the "Disclosure Schedules"), which disclosure schedules shall be deemed a part hereof and shall qualify any representation made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules, as of the date of this Agreement and as of the Closing Date:

2.1 Organization, Good Standing and Qualification. The Company is a corporation duly incorporated or formed, validly existing and in good standing under the laws of the State of Texas and has all requisite corporate power and authority to carry on its business as now conducted and described in the SEC Documents. The Company is duly qualified to transact business and is in good standing in each jurisdiction, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in a Material Adverse Effect. Other than the Persons set forth in Section 2.1 of the Disclosure Schedules, the Company has no Subsidiaries. Each of the Subsidiaries is (i) duly incorporated and validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the requisite power and authority to carry on its business as now conducted and to own or lease its properties and (ii) qualified to do business as a foreign corporation and in good standing in each jurisdiction in which such qualification is required, except in each case as would not reasonably be expected to have a Material Adverse Effect. "Subsidiaries" means any Person in which the Company, directly or indirectly, (i) owns any of the outstanding share capital or holds any equity or similar interest of such Person or (ii) controls or operates all or any part of the business, operations or administration of such Person, and each of the foregoing, is individually referred to herein as a "Subsidiary". "Person" means any individual, corporation, partnership, limited liability company, trust, unincorporated organization, government or agency or political subdivision thereof or any other entity. "Material Adverse Effect" means any change, event, circumstance, development, condition, occurrence or effect that, individually or in the aggregate, (a) was, is, or would reasonably be expected to be, materially adverse to the business, financial condition, properties, assets, liabilities, stockholders' equity or results of operations of the Company and its Subsidiaries, taken as a whole, or (b) materially delays or materially impairs the ability of the Company to comply, or prevents the Company from complying, with its obligations under this Agreement, the other Transaction Documents, or with respect to the Closing, or would reasonably be expected to do so.

2.2 Authorization; Enforcement; Validity. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of this Agreement and the other Transaction Documents by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Shares and the Pre-Funded Warrants and the reservation for issuance and issuance of the Warrant Shares issuable upon exercise of the Pre-Funded Warrants) have been duly authorized by the Company's board of directors (or a committee thereof), and (other than the notice and/or application(s) to the Principal Market and each applicable Trading Market for the issuance and sale of the Securities and the listing of the Shares and Warrant Shares for trading thereon in the time and manner required thereby, and the filing of Form D with the U.S. Securities and Exchange Commission (the "Commission" or "SEC"), if required, and such filings as are required to be made under applicable state securities laws (the "Required Approvals")) no further consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company or its Subsidiaries, their respective boards of directors or their shareholders or other governing body is required, except where the failure to obtain such consent, approval, order, authorization, registration, qualification, designation or declaration, as applicable, could not have or reasonably be expected to result in a Material Adverse Effect. This Agreement has been, and the other Transaction Documents to which it is a party will be prior to the Closing, duly executed and delivered by the Company, and each constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law. "Transaction Documents" means, collectively, this Agreement, the Pre-Funded Warrants and each of the other agreements and instruments entered into or delivered by any of the parties hereto in connection with the transactions contemplated hereby and thereby, as may be amended from time to time.

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2.3 Valid Issuance of the Securities. The Shares being purchased by the Investors hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and will be issued free and clear of any liens or other restrictions (other than those as provided in this Agreement or restrictions on transfer under applicable state and federal securities laws), and the holder of the Shares shall be entitled to all rights accorded to a holder of Common Shares. The Pre-Funded Warrants being purchased by the Investors hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies. The Warrant Shares, when issued upon exercise of the Pre-Funded Warrants in accordance with the terms thereof, will be duly and validly issued, fully paid and nonassessable and will be issued free and clear of any liens or other restrictions (other than those as provided in this Agreement or restrictions on transfer under applicable state and federal securities laws), and the holder of the Warrant Shares shall be entitled to all rights accorded to a holder of Common Shares. The Company shall reserve and keep available at all times, free of preemptive rights, a sufficient number of Common Shares for the purpose of enabling the Company to issue the Warrant Shares upon exercise of the Pre-Funded Warrants. The issuance and delivery of the Shares and the Pre-Funded Warrants does not, and the exercise in full of the Pre-Funded Warrants and the issuance and delivery of the Warrant Shares thereupon will not, (a) obligate the Company to offer to issue, or issue, Common Shares or other securities to any Person (other than the Investors) pursuant to any preemptive rights, rights of first refusal, rights of participation or similar rights, or (b) result in any adjustment (automatic, at the election of any Person or otherwise) of the exercise, conversion, exchange or reset price under, or any other anti-dilution adjustment pursuant to, any outstanding securities of the Company. Subject to the accuracy of the representations and warranties made by the Investors in Section 3 of this Agreement, the offer and sale of the Securities to the Investors is, and will be, (i) exempt from the registration and prospectus delivery requirements of the 1933 Act and (ii) exempt from (or otherwise not subject to) the registration and qualification requirements of applicable securities laws of the states of the United States.

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2.4 No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Shares, the Pre-Funded Warrants and the Warrant Shares and the reservation for issuance of the Warrant Shares) will not (i) result in a violation of the certificate of formation of the Company, as amended to date (the "Certificate of Formation") (including, without limitation, any certificate of designation contained therein), bylaws of the Company, as amended to date (the "Bylaws") or other organizational documents of the Company or any of its Subsidiaries, or any share capital or other securities of the Company or any of its Subsidiaries, (ii) conflict with or result in a violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation, a change of control right or to a loss of a benefit under any agreement or instrument, credit facility, franchise, license, judgment, order, statute, law, ordinance, rule or regulations, applicable to the Company or any of its Subsidiaries or their respective properties or assets, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or any of its Subsidiaries is subject (including federal and state securities laws and regulations) and the rules and regulations of any self-regulatory organization to which the Company or its securities are subject (including, without limitation, foreign, federal and state securities laws and regulations and the rules and regulations of the Principal Market and including all applicable foreign, federal and state laws, rules and regulations, including the laws, rules and regulations of the State of Texas), or by which any property or asset of the Company or any of its Subsidiaries is bound or affected.

2.5 Offering and Consents. Subject to the truth and accuracy of each Investor's representations and warranties set forth in Section 3 of this Agreement, the offer, sale and issuance of the Securities as contemplated by this Agreement is, and will be, (i) exempt from the registration and prospectus delivery requirements of the 1933 Act and (ii) exempt from (or otherwise not subject to) the registration and qualification requirements of applicable state and federal securities laws, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Principal Market or any other market or quotation system on which the Company's securities trade. Assuming the accuracy of the representations and warranties of each Investor set forth in Section 3 of this Agreement, no consent, approval, authorization, filing with or order of or registration with, any court or governmental agency or body is required in connection with the authorization, execution or delivery by the Company of the Transaction Documents, the issuance and sale of the Securities and the performance by the Company of its other obligations under the Transaction Documents, except (a) as have been or will be obtained or made under the 1933 Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), (b) the filing of any requisite notices and/or application(s) to the Principal Market for the issuance and sale of the Securities and the listing of the Shares and the Warrant Shares for trading or quotation, as the case may be, thereon in the time and manner required thereby, (c) customary post-closing filings with the SEC or pursuant to state securities laws in connection with the offer and sale of the Shares or the Warrant Shares by the Company in the manner contemplated herein, which will be filed on a timely basis, (d) the filing of the registration statement required to be filed pursuant to Section 4.8 of this Agreement, or (e) such that the failure of which to obtain would not have a Material Adverse Effect. All notices, consents, authorizations, orders, filings and registrations which the Company is required to deliver or obtain prior to the Closing pursuant to the preceding sentence have been obtained or made or will be delivered or obtained or effected, and shall remain in full force and effect, on or prior to the Closing.

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2.6 No Integrated Offering. None of the Company, its Subsidiaries or any of their Affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Securities under the 1933 Act, whether through integration with prior offerings or otherwise, or cause this offering of the Securities to require approval of shareholders of the Company for purposes of the 1933 Act, the rules and regulations of the Principal Market or under any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated for quotation. None of the Company, its Subsidiaries, their Affiliates nor any Person acting on their behalf will take any action or steps that would require registration of the issuance of any of the Securities under the 1933 Act (other than pursuant to the registration provisions of this Agreement) or cause the offering of any of the Securities to be integrated with other offerings of securities of the Company. "Affiliate" means, with respect to any specified Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with such Person. For purposes of this definition, "control" means the possession, direct or indirect, of the power to direct or cause the direction of the management or policies of a Person, whether through ownership of voting securities, by contract, or otherwise.

2.7 SEC Documents; Financial Statements. The Company has filed all forms, statements, certifications, reports and documents required to be filed by it with the SEC under Section 13, 14(a) and 15(d) of the 1934 Act for the one (1) year preceding the date of this Agreement and is in compliance with General Instruction I.A.3 of Form S-3. "SEC Documents" means (a) the Company's most recently filed Annual Report on Form 10-K and (b) all Quarterly Reports on Form 10-Q or Current Reports on Form 8-K filed or furnished (as applicable) by the Company following the end of the most recent fiscal year for which an Annual Report on Form 10-K has been filed and prior to the execution of this Agreement, together in each case with any documents incorporated by reference therein or exhibits thereto. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. There are no outstanding or unresolved comments from the SEC staff with respect to the SEC Documents. To the Company's knowledge, none of the SEC Documents are the subject of an ongoing SEC review. The interactive data in eXtensible Business Reporting Language included in the SEC Documents fairly presents the information called for in all material respects and has been prepared in accordance with the SEC's rules and guidelines applicable thereto. The Company is not, and has never been, an issuer subject to Rule 144(i) under the 1933 Act. The consolidated financial statements of the Company included in the SEC Documents (collectively, the "Financial Statements") comply in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing. Such financial statements have been prepared in accordance with U.S. Generally Accepted Accounting Principles ("GAAP"), consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company and its Subsidiaries as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate). The reserves, if any, established by the Company or the lack of reserves, if applicable, are reasonable based upon facts and circumstances known by the Company on the date hereof and there are no loss contingencies that are required to be accrued by the Statement of Financial Accounting Standard No. 5 of the Financial Accounting Standards Board which are not provided for by the Company in its financial statements or otherwise. Except as set forth in the Financial Statements filed prior to the date of this Agreement, the Company has not incurred any liabilities, contingent or otherwise, except (i) those incurred in the ordinary course of business, consistent with past practices since the date of such financial statements or (ii) liabilities not required under GAAP to be reflected in the Financial Statements, in either case, none of which, individually or in the aggregate, have had or would reasonably be expected to have a Material Adverse Effect. No other information provided by or on behalf of the Company to any of the Investors which is not included in the SEC Documents (including, without limitation, information in the Disclosure Schedules to this Agreement) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein not misleading, in the light of the circumstance under which they are or were made. The Company is not currently contemplating to amend or restate any of the Financial Statements (including, without limitation, any notes or any letter of the independent accountants of the Company with respect thereto) included in the SEC Documents, nor is the Company currently aware of facts or circumstances which would require the Company to amend or restate any of the Financial Statements, in each case, in order for any of the Financial Statements to be in compliance with GAAP and the rules and regulations of the SEC. The Company has not been informed by its independent accountants that they recommend that the Company amend or restate any of the Financial Statements or that there is any need for the Company to amend or restate any of the Financial Statements.

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2.8 Absence of Certain Changes. Since December 31, 2025, (a) the Company has conducted its business only in the ordinary course of business; (b) there have been no material transactions entered into by the Company or any of its Subsidiaries (except for the execution and performance of this Agreement and the discussions, negotiations and transactions related thereto) that have not been disclosed in the SEC Documents; (c) there has been no material adverse change and no material adverse development in the business, assets, liabilities, properties, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any of its Subsidiaries that has not been disclosed in the SEC Documents; (d) there has been no material change to any material contract or arrangement by which the Company or any of its Subsidiaries is bound or to which any of its assets or properties is subject has been entered into that has not been disclosed in the SEC Documents; and (e) there has not been any other event or condition of any character that has had or would reasonably be expected to have a Material Adverse Effect. Since December 31, 2025, neither the Company nor any of its Subsidiaries has (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, outside of the ordinary course of business or (iii) made any capital expenditures, individually or in the aggregate, outside of the ordinary course of business. Except as disclosed in the Disclosure Schedules, neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does the Company or any Subsidiary have any knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. The Company and its Subsidiaries, individually and on a consolidated basis, are not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Closing, will not be Insolvent (as defined below). For purposes of this Section 2.8, "Insolvent" means, (i) with respect to the Company and its Subsidiaries, on a consolidated basis, (A) the present fair saleable value of the Company's and its Subsidiaries' assets is less than the amount required to pay the Company's and its Subsidiaries' total Indebtedness (as defined below), (B) the Company and its Subsidiaries are unable to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (C) the Company and its Subsidiaries intend to incur or believe that they will incur debts that would be beyond their ability to pay as such debts mature; and (ii) with respect to the Company and each Subsidiary, individually, (A) the present fair saleable value of the Company's or such Subsidiary's (as the case may be) assets is less than the amount required to pay its respective total Indebtedness, (B) the Company or such Subsidiary (as the case may be) is unable to pay its respective debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (C) the Company or such Subsidiary (as the case may be) intends to incur or believes that it will incur debts that would be beyond its respective ability to pay as such debts mature. Neither the Company nor any of its Subsidiaries has engaged in any business or in any transaction, and is not about to engage in any business or in any transaction, for which the Company's or such Subsidiary's remaining assets constitute unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted. "Indebtedness" means, with respect to any Person, (i) all obligations for borrowed money, (ii) all obligations evidenced by bonds, debentures, notes or similar instruments, (iii) all capital lease obligations, and (iv) all obligations for the deferred purchase price of property or services.

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2.9 No Undisclosed Events, Liabilities, Developments or Circumstances. No event, liability, development or circumstance has occurred or exists, or is reasonably expected to exist or occur with respect to the Company, any of its Subsidiaries or any of their respective businesses, properties, liabilities, prospects, operations (including results thereof) or condition (financial or otherwise), that (i) would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 or Form S-3 filed with the Commission relating to an issuance and sale by the Company of its Common Shares and which has not been publicly announced or (ii) could have a Material Adverse Effect.

2.10 Capitalization. The Company's disclosure of its authorized, issued and outstanding capital stock in the SEC Documents containing such disclosure was accurate in all material respects as of the date indicated in such SEC Documents. Except as disclosed in the SEC Documents, the Company has not issued any capital stock since its most recently filed periodic report under the 1934 Act. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. There are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any Common Shares, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional Common Shares or other securities. The issuance and sale of the Securities will not obligate the Company to issue Common Shares or other securities to any Person (other than the Investors) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. There are no outstanding securities or instruments of the Company or any Subsidiary that contain any mandatory redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to redeem a security of the Company or such Subsidiary. The Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement that is not otherwise disclosed in the SEC Documents. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, and have been issued in compliance with all applicable foreign, federal and state securities laws. None of the outstanding shares of capital stock of the Company were issued in violation of any preemptive or other similar rights of any securityholder of the Company which have not been waived, and such shares were issued in compliance in all material respects with applicable state and federal securities law and any rights of third parties.

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2.11 Litigation. Except as disclosed in the SEC Documents and as set forth in Section 2.11 of the Disclosure Schedules, there is no action, suit, proceeding or investigation pending or, to the Company's knowledge, currently threatened against the Company or its Subsidiaries that questions the validity of this Agreement or the right of the Company to enter into this Agreement, or to consummate the transactions completed hereunder, or which, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect, nor are there any orders, writs, injunctions, judgments or decrees outstanding of any court or government agency or instrumentality and binding upon the Company or any of its Subsidiaries that have had or would reasonably be expected to have a Material Adverse Effect, nor is the Company or the Subsidiary aware that there is any basis for the foregoing. The foregoing includes, without limitation, actions, suits, proceedings or investigations pending or threatened (or any basis therefor known to the Company) involving the prior employment of any of the Company's or the Subsidiary's employees, their use in connection with the Company's or the Subsidiary's business of any information or techniques allegedly proprietary to any of their former employers or their obligations under any agreements with prior employers. Neither the Company nor the Subsidiary is a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. Except as set forth in Section 2.11 of the Disclosure Schedules, there is no action, suit, proceeding or investigation by the Company or the Subsidiary currently pending or that the Company intends to initiate. Neither the Company nor any Subsidiary, nor to the knowledge of the Company, any director or officer of the Company or any Subsidiary, is, or within the last five (5) years has been, the subject of any action involving a claim of violation of or liability under federal or state securities laws relating to the Company or such Subsidiary or a claim of breach of fiduciary duty relating to the Company or such Subsidiary.

2.12 Transactions With Affiliates and Employees. Except as set forth in the SEC Documents and as set forth in Section 2.12 of the Disclosure Schedules, none of the officers or directors of the Company or any Subsidiary and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of US$120,000 other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

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2.13 Sarbanes-Oxley; Internal Accounting Controls. The Company and the Subsidiaries are, and since January 1, 2025, have been in material compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 and any and all applicable rules and regulations promulgated by the Commission. The Company and the Subsidiaries maintain internal control over financial reporting (as such term is defined in Rules 13a-15(f) and 15(d)-15(f) under the 1934 Act) that is designed to comply with the requirements of the 1934 Act applicable to the Company and effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including policies and procedures sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP or any other criteria applicable to such statements, and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company and the Subsidiaries have established and maintained disclosure controls and procedures (as defined in 1934 Act Rules 13a-15(e) and 15d-15(e)) for the Company and the Subsidiaries and designed such disclosure controls and procedures to ensure that information (both financial and non-financial) required to be disclosed by the Company in the reports it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms. The Company's certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company and the Subsidiaries as of the end of the period covered by the most recently filed periodic annual report under the 1934 Act (such date, the "Evaluation Date"). The Company presented in its most recently filed periodic annual report under the 1934 Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the internal control over financial reporting (as such term is defined in the 1934 Act) of the Company and its Subsidiaries that have materially affected, or is reasonably likely to materially affect, the internal control over financial reporting of the Company and its Subsidiaries.

2.14 Investment Company. The Company believes it is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, does not expect to be or be an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended. The Company will use best efforts to conduct its business in a manner so that it will not become an "investment company" subject to registration under the Investment Company Act of 1940, as amended.

2.15 Listing and Maintenance Requirements. The Common Shares are registered pursuant to Section 12(b) of the 1934 Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Shares under the 1934 Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The issued and outstanding Common Shares are listed for trading on the Principal Market under the symbol "ZSTK". Except as set forth in the SEC Documents or Section 2.15 of the Disclosure Schedules, the Company has not in the twelve (12) months preceding the date hereof received notice from the Principal Market or any other Trading Market on which Common Shares are or have been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Principal Market or other Trading Market. "Trading Market" means any of the following markets or exchanges on which the Common Shares is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange (or any successors to any of the foregoing). Except as set forth in the SEC Documents or Section 2.15 of the Disclosure Schedules, the Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements. The Common Shares are currently eligible for electronic transfer through the Depository Trust Company or another established clearing corporation and the Company is current in payment of the fees to the Depository Trust Company (or such other established clearing corporation) in connection with such electronic transfer.

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2.16 Application of Takeover Protections. No control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti takeover provision under the Company's Certificate of Formation (or similar charter documents) or the laws of the State of Texas that is or could become applicable to the Investors as a result of the Investors and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company's issuance of the Securities and the Investors' ownership of the Securities, is applicable to the Company.

2.17 Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries each (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim. No audits, examinations, or other proceedings with respect to any material amounts of Taxes of the Company and its Subsidiaries are presently in progress or have been asserted or proposed in writing without subsequently being paid, settled or withdrawn. There are no liens on any of the assets of the Company. At all times since inception, the Company has been and continues to be classified as a corporation for U.S. federal income tax purposes. Neither the Company nor any of its Subsidiaries has been a United States real property holding corporation within the meaning of Code Section 897(c)-2 during the period specified in Code Section 897(c)(1)(A)(ii).

2.18 No General Solicitation. Neither the Company nor any Person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising (within the meaning of Regulation D). The Company has offered the Securities for sale only to the Investors. Assuming the accuracy of the representations and warranties of the Investors set forth in Section 3 of this Agreement, neither the Company nor any of its Affiliates, its Subsidiaries nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any Company security, under circumstances that would adversely affect reliance by the Company on Section 4(a)(2) of the 1933 Act and/or Rule 506(b) of Regulation D for the exemption from registration for the transactions contemplated hereby.

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2.19 Foreign Corrupt Practices. Neither the Company nor any Subsidiary, nor to the knowledge of the Company or any Subsidiary, any agent or other Person acting on behalf of the Company or any Subsidiary, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any Person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the FCPA.

2.20 No Disagreements with Accountants and Lawyers. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers which could affect the Company's ability to perform any of its obligations under any of the Transaction Documents.

2.21 Acknowledgment Regarding Investors' Purchase of Securities. The Company acknowledges and agrees that the Investors are acting solely in the capacity of an arm's length Investor with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Investor is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Investor or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Investors' purchase of the Securities. The Company further represents to the Investors that the Company's decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

2.22 Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.

2.23 Office of Foreign Assets Control. Neither the Company nor any Subsidiary nor, to the Company's knowledge, any director, officer, agent, employee or Affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department.

2.24 Money Laundering. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable U.S. and foreign financial record-keeping and reporting requirements, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the "Money Laundering Laws"), and no Action (as defined below), suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened.

2.25 Registration Rights. Except as set forth in the Transaction Documents or as disclosed in the SEC Documents, the Company is presently not under any obligation, and has not granted any rights, to register under the 1933 Act any of the Company's presently outstanding securities or any of its securities that may hereafter be issued, other than such rights and obligations that have expired or been satisfied or waived.

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2.26 Price Stabilization of Common Shares. The Company has not taken, nor will it take, directly or indirectly, any action designed to stabilize or manipulate the price of the Common Shares to facilitate the sale or resale of the Shares.

2.27 Environmental Laws. The Company and its Subsidiaries (i) are in compliance with all federal, state, local and foreign laws relating to pollution or protection of human health or the environment (including ambient air, surface water, groundwater, land surface or subsurface strata), including laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, "Hazardous Materials") into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands, or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations, issued, entered, promulgated or approved thereunder ("Environmental Laws"); (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) are in compliance with all terms and conditions of any such permit, license or approval where in each clause (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

2.28 Title. Each of the Company and its Subsidiaries has good and marketable title to all personal property owned by it that is material to the business of the Company, free and clear of all liens, encumbrances and defects except such as do not materially and adversely affect the value of such property and do not materially and adversely interfere with the use made and proposed to be made of such property by the Company or its Subsidiaries, as the case may be. Any real property and buildings held under lease by the Company or its Subsidiaries is held under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company or its Subsidiaries, as the case may be. The Company does not own any real property.

2.29 Insurance. The Company carries or is entitled to the benefits of insurance in such amounts and covering such risks that is customary for comparably situated companies and is adequate for the conduct of its business and the value of its real and personal properties (owned or leased) and tangible assets, and each of such insurance policies is in full force and effect and the Company is in compliance in all material respects with the terms of such insurance policies. Other than customary end-of-policy notifications from insurance carriers, since January 1, 2026, the Company has not received any notice or other communication regarding any actual or possible: (i) cancellation or invalidation of any material insurance policy or (ii) refusal or denial of any coverage, reservation of rights or rejection of any material claim under any insurance policy.

2.30 [Reserved.]

2.31 Cybersecurity. (i) (a) There has been no security breach or other compromise of or relating to any of the Company's or any Subsidiary's information technology and computer systems, networks, hardware, software, data (including the data of its respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of it), equipment or technology (collectively, "IT Systems and Data") and (b) the Company and the Subsidiaries have not been notified of, and has no knowledge of any event or condition that would reasonably be expected to result in, any security breach or other compromise to its IT Systems and Data; (ii) the Company and the Subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification, except, in the case of clauses (i) and (ii) herein, as would not, individually or in the aggregate, have a Material Adverse Effect; (iii) the Company and the Subsidiaries have implemented and maintained commercially reasonable safeguards to maintain and protect its material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and Data; and (iv) the Company and the Subsidiaries have implemented backup and disaster recovery technology consistent with industry standards and practices.

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2.32 Compliance with Data Privacy Laws. The Company and its Subsidiaries are, and at all prior times were, in material compliance with all applicable state, federal and foreign data privacy and security laws and regulations regarding the collection, use, storage, retention, disclosure, transfer, disposal, or any other processing (collectively "Process" or "Processing") of Personal Data, including without limitation HIPAA, the EU General Data Protection Regulation ("GDPR") (Regulation (EU) No. 2016/679), all other local, state, federal, national, supranational and foreign laws relating to the regulation of the Company or its Subsidiaries, and the regulations promulgated pursuant to such statutes and any state or non-U.S. counterpart thereof (collectively, the "Privacy Laws"). To ensure material compliance with the Privacy Laws, the Company and its Subsidiaries have in place, comply with, and take all appropriate steps necessary to ensure compliance in all material respects with their policies and procedures relating to data privacy and security, and the Processing of Personal Data and Confidential Data (the "Privacy Statements"). The Company and its Subsidiaries have, except as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, at all times since inception provided accurate notice of their Privacy Statements then in effect to its customers, employees, third party vendors and representatives. None of such disclosures made or contained in any Privacy Statements have been materially inaccurate, misleading, incomplete, or in material violation of any Privacy Laws.

2.33 No Disqualification Events. With respect to any Securities offered and sold hereunder in reliance on Rule 506(b) under the 1933 Act, if any, none of the Company, any of its predecessors, any Affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of twenty percent (20%) or more of the Company's outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the 1933 Act) connected with the Company in any capacity at the time of sale (each, an "Issuer Covered Person" and, together, "Issuer Covered Persons") is subject to any of the "Bad Actor" disqualifications described in Rule 506(d)(1)(i) to (viii) under the 1933 Act (a "Disqualification Event"), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Investors a copy of any disclosures provided thereunder.

2.34 Disclosure; No Additional Agreements. All of the disclosure furnished by or on behalf of the Company to the Investors regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that no Investor makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3 hereof. There are no agreements or understandings between the Company and any Investor with respect to the transactions contemplated by the Transaction Documents other than (i) as specified in the Transaction Documents and (ii) any side letter agreements with any of the Investors, which side letters the Company has shared with all Investors.

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3. Representations and Warranties of the Investors. Each Investor hereby represents and warrants to the Company on the date hereof and on the Closing Date that:

3.1 Authorization. Such Investor is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. Such Investor has full power and authority to enter into this Agreement, and the Agreement constitutes its valid and legally binding obligation, enforceable against such Investor in accordance with its terms except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, and (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies. The execution, delivery and performance of this Agreement by such Investor and the consummation by it of the transactions contemplated thereby have been duly and validly authorized by all necessary corporate, partnership, limited liability company or similar legal action, as applicable, and no further consent or authorization of such Investor is required.

3.2 No Conflict. The execution, delivery and performance of this Agreement by such Investor and the consummation by such Investor of the transactions contemplated thereby will not (a) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material agreement to which such Investor is a party or by which such Investor is bound or to which any of the property or assets of such Investor is subject, (b) conflict with or result in any violation of the provisions of the organizational documents of such Investor, or (c) violate any statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over such Investor or the property or assets of such Investor, except in the case of clauses (a) and (c), for such conflicts, breaches, violations or defaults as would not prevent the consummation of the transactions contemplated by this Agreement.

3.3 Purchase Entirely for Own Account. The Investor is purchasing the Securities solely for the Investor's own account and not for the account of others, and not with a view to the resale or distribution of any part thereof in violation of the 1933 Act, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the 1933 Act without prejudice, however, to the Investor's right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws. Notwithstanding the foregoing, if the Investor is purchasing the Securities as a fiduciary or agent for one or more investor accounts, the Investor has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account. The Investor has no present arrangement to sell the Securities to or through any person or entity. The Investor understands that the Securities must be held indefinitely unless such Securities are resold pursuant to a registration statement under the 1933 Act or an exemption from registration is available. Nothing contained herein shall be deemed a representation or warranty by the Investor to hold the Securities for any period of time.

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3.4 Disclosure of Information. Such Investor believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Securities. Such Investor further represents that it has had an opportunity to ask questions and received answers from the Company regarding the terms and conditions of the offering of the Securities, the merits and risks of investing in the Securities and the business, properties, prospects and financial condition of the Company. Such Investor has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities. Neither such inquiries nor any other due diligence investigation conducted by the Investor shall modify, limit or otherwise affect the Investor's right to rely on the Company's representations and warranties contained in this Agreement.

3.5 Experience. Such Investor is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge, sophistication and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities and has so evaluated the merits and risks of such investment. The Investor has had an opportunity to seek, and has sought, such accounting, legal, business and tax advice as the Investor has considered necessary to make an informed investment decision. If other than an individual, Investor also represents it has not been organized for the purpose of acquiring the Securities. The Investor acknowledges that the Investor (i) is a sophisticated investor, experienced in investing in private placements of equity securities and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities and (ii) has exercised independent judgment in evaluating its participation in the purchase of the Securities. The Investor acknowledges that the Investor is aware that there are substantial risks incident to the purchase and ownership of the Securities, including those set forth in the Company's filings with the SEC. Alone, or together with any professional advisor(s), the Investor has adequately analyzed and fully considered the risks of an investment in the Securities and determined that the Securities are a suitable investment for the Investor. The Investor is, at this time and in the foreseeable future, able to afford the loss of the Investor's entire investment in the Securities and the Investor acknowledges specifically that a possibility of total loss exists.

3.6 Investor Status. Such Investor is an "accredited investor" as defined in Rule 501(a) of Regulation D and has completed and delivered to the Company an investor questionnaire in form and substance reasonably satisfactory to the Company confirming such Investor's status as an "accredited investor", and the information contained in such questionnaire is true, complete and correct as of the date hereof and will be true, complete and correct as of the Closing. The Investor further represents and warrants that (x) it is capable of evaluating the merits and risk of such investment, and (y) that it has not been organized for the purpose of acquiring the Securities and is an "institutional account" as defined by FINRA Rule 4512(c).

3.7 No Disqualification Events. To the extent the Investor is one of the covered persons identified in Rule 506(d)(1), the Investor represents that no Disqualification Event is applicable to the Investor or any of its Rule 506(d) Related Parties (as defined below), except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable. The Investor hereby agrees that it shall notify the Company promptly in writing in the event a Disqualification Event becomes applicable to the Investor or any of its Rule 506(d) Related Parties, except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable. For purposes of this Section, "Rule 506(d) Related Party" means a person or entity that is a beneficial owner of the Investor's securities for purposes of Rule 506(d) of the 1933 Act.

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3.8 Restricted Securities. Such Investor understands that the Securities will be characterized as "restricted securities" under the federal securities laws of the United States inasmuch as the Securities have not been registered under the 1933 Act or under the "blue sky" laws of any jurisdiction and that under such laws and applicable regulations such securities may be resold only if registered pursuant to the 1933 Act or without registration under the 1933 Act, if eligible, pursuant to the provisions of Rule 144 promulgated by the Commission pursuant to the 1933 Act ("Rule 144") or pursuant to another available exemption from the registration requirement of the 1933 Act. Such Investor represents that it is familiar with Rule 144, and understands the resale limitations imposed thereby and by the 1933 Act. Such Investor has been advised and understands that the Company, in issuing the Securities, is relying upon, among other things, the representations and warranties of such Investor contained in this Section 3 in concluding that such issuance is a "private offering" and is exempt from the registration provisions of the 1933 Act. Such Investor is aware that the Company is under no obligation to effect any such registration with respect to the Securities, or to file for or comply with any exemption from registration, except as expressly required by Section 4.8 of this Agreement.

3.9 Exculpation Among Investors. The Investor acknowledges that it is not relying upon any Person, firm or corporation in making its investment or decision to invest in the Company. Neither the Investor nor any of its controlling persons, officers, directors, partners, agents or employees shall be liable to any other equity holder in the Company for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Securities.

3.10 Foreign Investors. If the Investor is not a United States person (as defined by Section 7701(a)(30) of the U.S. Internal Revenue Code), the Investor hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities. The Investor's subscription and payment for and continued beneficial ownership of the Securities will not violate any applicable securities or other laws of the Investor's jurisdiction.

3.11 No General Solicitation. Such Investor is not, to such Investor's knowledge, purchasing the Securities as a result of any form of general solicitation or general advertising (within the meaning of Regulation D) including an advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio presented at any seminar.

3.12 Residence. If the Investor is an individual, then the Investor resides in the state or province identified in the address of the Investor set forth on the signature page hereto; if the Investor is a partnership, corporation, limited liability company or other entity, then the office or offices of the Investor in which its principal place of business is identified in the address or addresses of the Investor set forth on the signature page hereto.

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3.13 Certain Fees. No fees or commissions are or will be payable by such Investor to brokers, finders or investment bankers with respect to the purchase of any of the Securities or the consummation of the transactions contemplated by this Agreement. The Investor agrees that it will indemnify and hold harmless the Company from and against any and all claims, demands or liabilities for broker's, finder's, placement, or other similar fees or commissions incurred by such Investor or alleged to have been incurred by such Investor in connection with the purchase of the Securities or the consummation of the transactions contemplated by this Agreement.

3.14 Information. Such Investor shall cooperate reasonably with the Company to provide any information necessary for the Company to make any applicable filings, including but not limited to, filings with the Commission and pursuant to applicable state securities laws.

3.15 Independent Investment Decision. The Investor understands that nothing in the Transaction Documents or any other materials presented by or on behalf of the Company to the Investor in connection with the purchase of the Securities constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in such Investor's sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.

3.16 Reliance by the Company. Such Investor understands that the Securities are being offered and sold in reliance on a transactional exemption from the registration requirements of federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Investor set forth herein in order to determine the applicability of such exemptions and the suitability of such Investor to acquire the Securities.

3.17 Marketable Title to Tokens. With respect to any Tokens delivered as consideration, Investor is the sole owner of the entire right, title and interest in and to, or has a valid exclusive license or other sufficient exclusive legal right under, the Tokens. The Investor has made no prior transfer of the Tokens or of any interest therein. Investor has, and Company will have, on the Closing Date, good and marketable title to the Tokens, free and clear of all liens, claims, charges and encumbrances of any kind whatsoever. As of the Closing Date, the Tokens will be fully vested and are not subject to any restrictions on transfer by Investor that may otherwise bind the Investor.

4. Other Agreements.

4.1 Transfer Restrictions.

(a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of an Investor or in connection with a pledge as contemplated in Section 4.1(c), the Company may require the transferor thereof to provide to the Company an opinion of counsel of recognized standing selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the 1933 Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights and obligations of an Investor under this Agreement.

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(b) The Investors agree to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Securities that are certificated in substantially the following form:

> THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND THIS SECURITY WAS ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND SIMILAR EXEMPTIONS UNDER APPLICABLE STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

(c) Subject in all respects to Section 4.16, The Company acknowledges and agrees that an Investor may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an "accredited investor" as defined in Rule 501(a) under the 1933 Act and, if required under the terms of such arrangement, such Investor may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Investor's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the 1933 Act.

(d) If an Investor has resold all or a portion of the Securities in a manner described under the caption "Plan of Distribution" in a then-effective and available Registration Statement or pursuant to Rule 144 or other available exemption from registration under the 1933 Act, such Investor shall promptly (a) send a confirmation to the Company's transfer agent setting forth the number of such Securities that have been so resold and the date of such resale (such confirmation, the "Transfer Agent Confirmation") and (b) deliver to the Company, the transfer agent and legal counsel to the Company a customary seller's representation letter and broker's representation letter confirming the resale of such Securities in the manner described above, together with any other documentation reasonably required by the transfer agent and/or the Depository Trust Company and, if applicable and requested by the Company in the event of a sale of Securities by the Investor pursuant to an exemption from the registration requirements under the 1933 Act, other than in reliance on Rule 144, a legal opinion of recognized counsel that the sale of such shares did not require registration under the 1933 Act, in a form and substance reasonably satisfactory to the Company and its legal counsel (the "Resale Deliverables"). The Company and the Investor hereby acknowledge that, if and when such Investor has (i) resold Securities in a manner described under the caption "Plan of Distribution" in a then-effective and available Registration Statement or pursuant to Rule 144 or other available exemption from registration under the 1933 Act and (ii) delivered the Resale Deliverables, the Company shall instruct the transfer agent to cause such shares to be credited to accounts designated by the Investor for the persons who purchased such Securities from the Investor no later than two (2) Trading Days following the delivery by such Investor of the Resale Deliverables (the "Share Delivery Deadline"). Upon the written request by the Investor to the Company if, at the time of such request, regardless of whether such Investor has resold all or any portion of the Securities, such Investor (i) is not, and has not been during the preceding three months, an affiliate of the Company, and (ii) has held the portion of the Securities subject to such request for at least six months as determined in accordance with Rule 144, and at such time no other requirements would need to be satisfied in order for the Investor to sell the Securities under Rule 144, the Company shall, no later than two (2) Trading Days following the delivery by such Investor to the Company's transfer agent of one or more legended certificates or book-entry statements representing such Securities issued to such Investor together with such other documentation from such Investor and its designated broker as the transfer agent or the Company deems necessary and appropriate to authorize the transfer agent to remove the 1933 Act restrictive legend (and any stop transfer instructions placed against transfer of any such Securities) affixed to the portion of such Securities for which all conditions to such Investor's ability to resell under Rule 144 have then been satisfied (such date, the "Legend Removal Date"). At the time the Company authorizes the removal of the 1933 Act restrictive legend (and any stop transfer instructions placed against transfer of any such Securities) pursuant to this Section 4.1(d), upon delivery of the Resale Deliverables, the Company shall also use its commercially reasonable efforts, at its sole expense, to cause its legal counsel to issue to the transfer agent a legal opinion or direction letter instructing the transfer agent that it is authorized to remove the 1933 Act restrictive legend affixed to such Securities as contemplated by this Section 4.1(d). The Company shall be responsible for the fees of its transfer agent and any Depository Trust Company fees associated with such issuance.

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(e) In addition to such Investor's other available remedies, the Company shall pay to an Investor, in cash, (i) as partial liquidated damages and not as a penalty, for each US$1,000 of Shares delivered for removal of the restrictive legend and subject to Section 4.1(d), US$5 per Trading Day (increasing to US$10 per Trading Day five (5) Trading Days after such damages have begun to accrue) for each Trading Day after the Legend Removal Date or Share Delivery Deadline until such certificate is delivered without a legend or such Shares are credited to accounts designated by the Investor for the persons who purchased such Securities from the Investor, as applicable, and (ii) if the Company fails to (a) issue and deliver (or cause to be delivered) to an Investor by the Legend Removal Date a certificate representing the Shares so delivered to the Company by such Investor that is free from all restrictive and other legends or to cause Shares to be credited to accounts designated by the Investor for the persons who purchased such Securities from the Investor, as applicable, and (b) if after the Legend Removal Date such Investor purchases (in an open market transaction or otherwise) Common Shares to deliver in satisfaction of a sale by such Investor of all or any portion of the number of Shares, or a sale of a number of Common Shares equal to all or any portion of the number of Shares that such Investor anticipated receiving from the Company without any restrictive legend, then, an amount equal to the excess of such Investor's total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the Common Shares so purchased (the "Buy-In Price") over the product of (A) such number of Shares that the Company was required to deliver to such Investor by the Legend Removal Date multiplied by (B) the lowest closing sale price of the Common Shares on any Trading Day during the period commencing on the date of delivery by such Investor to the Company of the applicable Shares and ending on the date of such delivery and payment under this clause (ii).

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(f) Each Investor, severally and not jointly with the other Investors, agrees with the Company that such Investor will sell any Securities pursuant to either the registration requirements of the 1933 Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a registration statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.1 is predicated upon the Company's reliance upon this understanding.

4.2 Furnishing of Information; Public Information. While any Investor holds Securities, the Company covenants to maintain the registration of the Common Shares under Section 12(b) or 12(g) of the 1934 Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the 1934 Act. At any time during the period commencing from the six (6) month anniversary of the date of this Agreement and ending at such time that all of the Securities may be sold without the requirement for the Company to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144, if the Company (i) shall fail for any reason to satisfy the current public information requirement under Rule 144(c) or (ii) has ever been an issuer described in Rule 144(i)(1)(i) or becomes an issuer in the future, and the Company shall fail to satisfy any condition set forth in Rule 144(i)(2) (a "Public Information Failure") then, in addition to such Investor's other available remedies, the Company shall pay to an Investor, in cash, as partial liquidated damages and not as a penalty, by reason of any such delay in or reduction of its ability to sell the Securities, an amount in cash equal to one percent (1.0%) of the aggregate Subscription Amount of such Investor's Securities on the day of a Public Information Failure and on every thirtieth (30th) day (pro rated for periods totaling less than thirty (30) days) thereafter until the earlier of (a) the date such Public Information Failure is cured and (b) such time that such public information is no longer required for the Investors to transfer the Shares pursuant to Rule 144. The payments to which an Investor shall be entitled pursuant to this Section 4.2 are referred to herein as "Public Information Failure Payments." Public Information Failure Payments shall be paid on the earlier of (i) the last day of the calendar month during which such Public Information Failure Payments are incurred and (ii) the third (3rd) Trading Day after the event or failure giving rise to the Public Information Failure Payments is cured. In the event the Company fails to make Public Information Failure Payments in a timely manner, such Public Information Failure Payments shall bear interest at the rate of one percent (1.0%) per month (prorated for partial months) until paid in full. Nothing herein shall limit such Investor's right to pursue actual damages for the Public Information Failure, and such Investor shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

4.3 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the 1933 Act) that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

4.4 Securities Laws Disclosure; Publicity. The Company shall, by 9:00 a.m., New York City time, on the first (1st) Business Day immediately following the date of this Agreement, issue a press release and/or file with the SEC a Current Report on Form 8-K (including, in the case of a Current Report on Form 8-K, all required exhibits thereto, the "Disclosure Document") disclosing (i) all material terms of the transactions contemplated hereby and by the other Transaction Documents and, if the Disclosure Document is a Current Report on Form 8-K, attaching this Agreement and the other Transaction Documents as exhibits to such Disclosure Document, and (ii) all material non-public information concerning the Company disclosed to the Investors. Following the issuance or filing of the Disclosure Document, no Investor shall be in possession of any material non-public information concerning the Company disclosed to the Investors by the Company or its representatives. The Company understands and confirms that the Investors will rely on the foregoing representation in effecting securities transactions. In addition, unless it has already done so by filing the Disclosure Document, on or before the fourth (4th) Business Day following the date of this Agreement, the Company shall file with the SEC a Current Report on Form 8-K disclosing all material terms of the transactions contemplated by this Agreement. Notwithstanding anything in this Agreement to the contrary, the Company shall not publicly disclose the name of any Investor or any of its Affiliates or advisors, or include the name of any Investor or any of its Affiliates or advisors in any press release or filing with the SEC (other than any registration statement contemplated by this Agreement) or any regulatory agency, without the prior written consent of the Investor, except (i) as required by the federal securities law in connection with (A) any registration statement contemplated by this Agreement and (B) the filing of final Transaction Documents with the SEC or pursuant to other routine proceedings of regulatory authorities, or (ii) to the extent such disclosure is required by law, at the request of the staff of the SEC or regulatory agency or under the regulations of the Nasdaq Capital Market.

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4.5-4.7 Reserved.

4.8 Registration Rights.

(a) Definitions. "Registrable Securities" means the (i) Initial Shares, (ii) to the extent no longer subject to Section 4.16, the Pre-Funded Warrants, the Warrant Shares issued or issuable under the Pre-Funded Warrants, and (iii) any Common Shares or other securities issued or issuable upon a stock split, dividend, recapitalization or similar event with respect to them (provided such Shares will only be Registrable Securities to the extent that the Securities in respect of which such new Shares are issued are also Registrable Securities). A security ceases to be a Registrable Security when it has been sold under an effective registration statement or may be sold under Rule 144 without volume or manner-of-sale limitations and without the Company's current-public-information requirement, or is no longer outstanding. "Registration Statement" means one or more resale registration statements on Form S-3, if the Company is eligible to use that form, or otherwise Form S-1 or another form then available to the Company that register the resale by the Investors of all Registrable Securities.

(b) Filing. As promptly as possible, but no later than two days following transfer by the Company to the Investor of the Initial Shares, the Company shall file the Registration Statement with the SEC and furnish each Investor the EDGAR accession number and acceptance evidence. The Registration Statement shall include each Investor as a selling shareholder, cover the maximum number of Registrable Securities stated in the executed Transaction Documents and include a commercially customary plan of distribution permitting brokered sales, block trades, pledges and other lawful dispositions, in each case subject to Section 4.16. The Company shall provide a substantially complete draft to each Investor at least one (1) Business Day before filing, and the Investor shall timely provide customary selling-shareholder information requested in writing.

(c) Effectiveness and Maintenance. The Company shall use commercially reasonable best efforts to cause the Registration Statement to be declared effective by the SEC as soon as practicable and no later than (i) forty-five (45) calendar days after filing if the SEC does not review it or (ii) One hundred twenty (120) calendar days after filing if the SEC reviews it. The Company shall keep the Registration Statement continuously effective, current and available until all Initial Shares have ceased to be Registrable Securities, and shall promptly respond to SEC comments and file all amendments and supplements required to keep the prospectus usable. No provision of this Agreement represents that the SEC will declare the Registration Statement effective by a particular date.

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(d) Registration Procedures. At its expense, the Company shall: (i) notify each Investor promptly of effectiveness, any stop order, suspension, material misstatement or period when the prospectus may not be used; (ii) prepare and file required amendments, prospectus supplements and post-effective amendments; (iii) cause the Registrable Securities to be eligible for DTC, DWAC and book-entry settlement to the extent available; (iv) instruct the Transfer Agent and Company counsel to remove restrictive legends when permitted by Section 4.1 and applicable law; (v) provide customary copies, confirmations and selling-shareholder updates reasonably requested by an Investor; and (vi) avoid furnishing material non-public information to an Investor without its prior written consent, provided that Company shall not be obligated to provide any materials under this Section 4.8(d) without having first received such consent. Registration expenses of the Company, the Transfer Agent, Company counsel and the filing process shall be borne by the Company, while each Investor shall bear its own selling commissions and the fees of its separate counsel except as otherwise stated in this Agreement.

(e) Indemnification. The Company shall indemnify and hold harmless each Investor and its controlling persons, officers, directors, members, partners, employees and agents from losses, claims, damages and liabilities arising from any untrue statement of a material fact in, or material omission from, the Registration Statement or prospectus, except to the extent caused by written information furnished by that Investor expressly for inclusion. Each Investor shall severally, and not jointly, indemnify the Company only for such losses caused by its own expressly furnished written information, and that Investor's aggregate liability under this sentence shall not exceed the net proceeds it actually receives from the sale of Registrable Securities giving rise to the claim. The indemnified party shall provide prompt notice and reasonable cooperation, and the indemnifying party may control the defense with counsel reasonably acceptable to the indemnified party, subject to customary conflict protections.

(g) Enforcement; No Liquidity Guarantee. The Company's obligations under this Section 4.8 are material covenants for the benefit of each Investor. Each Investor may seek specific performance, injunctive relief and actual damages for breach of this Section 4.8. Filing or effectiveness of the Registration Statement does not waive the Share Cap, Shareholder Approval requirement, Lock-Up Period, applicable securities laws or the terms of the Pre-Funded Warrants, and does not guarantee immediate exercisability, resale liquidity, market price or availability of any loan secured by the Securities.

4.9 Certain Transactions and Confidentiality. Each of the Investors covenants that neither it nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any purchases or sales, including short sales of any of the Company's securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced pursuant to the Form 8-K as described in Section 4.4. Each of the Investors covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to the Form 8-K as described in Section 4.4, the Investor will maintain the confidentiality of the existence and terms of this transaction and the information included herein. Notwithstanding the foregoing and notwithstanding anything contained in this Agreement to the contrary, the Company expressly acknowledges and agrees that (i) none of the Investors makes any representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the Form 8-K as described in Section 4.4, (ii) no Investor shall be restricted or prohibited from effecting any transactions in any securities of the Company in accordance with applicable securities laws from and after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the Form 8-K as described in Section 4.4 and (iii) no Investor shall have any duty of confidentiality or duty not to trade in the securities of the Company to the Company or its Subsidiaries after the issuance of the Form 8-K as described in Section 4.4. Notwithstanding the foregoing, in the case of an Investor that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of the Investor's assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of the Investor's assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

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4.10 Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Securities, to the extent required under Regulation D, and to provide a copy thereof, promptly upon request of any Investor. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Investors at the Closing under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Investor.

4.11 Pledge of Securities. The Company acknowledges that subject in all respects to Section 4.16, but notwithstanding anything to the contrary contained in this Agreement, the Securities may be pledged by the Investors in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and Investor effecting a pledge of Securities shall not be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by an Investor.

4.12 Shareholder Approval Requirement. Notwithstanding anything to the contrary contained in this Agreement, the Company shall not issue to any Investor, and no Investor shall purchase, any Warrant Shares upon exercise of the Pre-Funded Warrants to the extent that such issuance, when aggregated with all other Common Shares issued pursuant to this Agreement and the Other Subscription Agreements, would exceed the Share Cap, unless and until the Company has obtained the Shareholder Approval referred to in Section 4.17. For the avoidance of doubt, there is no limitation on the number of Common Shares that any Investor may beneficially own under this Agreement or the Pre-Funded Warrants other than the Share Cap and the requirement of Shareholder Approval set forth in Section 4.17.

4.13 Restructure of Terms. In the event any changes in the terms of this Agreement or the Securities are required by a Trading Market, the Investors, in their sole discretion, may opt to terminate this Agreement or proceed with such terms as necessary to obtain all required approvals.

4.14 Subsequent Support. Following the Closing, the Company shall use every reasonable effort to connect the Investors with, and to assist the Investors in establishing arrangements with, one or more brokers, dealers, financial institutions or other lenders pursuant to which the Investors may borrow against the Shares, with such arrangements to be available as promptly as practicable following the effectiveness of the Registration Statement; provided that nothing in this Section 4.14 shall require the Company to incur any financial obligation, to act as a lender or to guarantee, or otherwise become liable in respect of, any obligation of any Investor in connection with any such arrangement.

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For the avoidance of doubt, after the Registration Statement becomes effective, Puple AI and Blockcat Pte may sell their respective Initial Shares pursuant to their share purchase agreements with Vienna Capital Partners, LLC in VWAP-priced tranches, with aggregate cash purchase-price proceeds under both agreements not to exceed US$100,000,000, subject to applicable securities laws.

4.15 Treatment of Tokens. Each of the Company and the Investor agrees that it shall not treat the Tokens as stock or securities for purposes of Section 351(e) of the U.S. Internal Revenue Code, or take an inconsistent position on its tax returns.

4.16 Lock-Up of Warrant and Warrant Shares. Each Investor agrees that, from the Closing Date until the date that is ten (10) years after the Closing Date (the "Lock-Up Period"), it shall not, and shall cause its Affiliates not to, offer, pledge, sell, contract to sell, lend or otherwise transfer or dispose of, directly or indirectly, any Pre-Funded Warrant, Warrant Share or security or consideration received in respect thereof, or enter into any swap, hedge or other arrangement transferring any economic consequence of ownership, whether settled in securities, cash or otherwise. The restrictions do not apply to the Initial Shares issued at the Closing pursuant to Section 1.1(b), which remain subject to applicable securities laws and Section 4.1. The restrictions may be waived, removed or modified only by a written instrument signed by the Company and the affected Investor. Registration does not release or modify the Lock-Up Period. Each Pre-Funded Warrant remains categorically non-exercisable, and no Warrant Share may be issued, before Shareholder Approval in accordance with Sections 4.12 and 4.17.

4.17 Shareholder Approval; Conditions to Exercise.

(a) Approval Requirement. "Shareholder Approval" means the approval required under Nasdaq Listing Rule 5635 and applicable law for issuance of all Warrant Shares and any other Common Shares in excess of the Share Cap. Before Shareholder Approval, no Pre-Funded Warrant is exercisable and no Warrant Share may be issued, even if unused capacity remains under the Share Cap. No Initial Share or other security issued under the Share Cap may be voted on the proposal to obtain Shareholder Approval; the Company shall instruct its proxy solicitor and inspector of elections to exclude all such votes.

(b) Approval Timetable. The Company shall use reasonable best efforts to obtain Shareholder Approval. It shall prepare and file a preliminary proxy statement with the SEC no later than forty-five (45) calendar days after the Closing Date (the "Approval Initiation Deadline"), file the definitive proxy statement promptly after completion of SEC review, retain a nationally recognized proxy solicitor, solicit proxies with the Board's recommendation in favor of approval (subject to the directors' fiduciary duties under applicable law), and call and hold the initial shareholder meeting no later than one hundred twenty (120) calendar days after the Closing Date. That meeting deadline may be extended to no later than one hundred eighty (180) calendar days after the Closing Date only to address active SEC comments or a documented failure to obtain quorum despite diligent solicitation.

(c) Continued Solicitation. If Shareholder Approval is not obtained at the initial meeting, the Company shall resubmit the proposal at subsequent annual or special meetings no less frequently than every ninety (90) calendar days, to the extent legally permissible, and shall continue reasonable best efforts until approval is obtained. The registration obligations in Section 4.8 continue independently while Shareholder Approval is pending.

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(d) Approval Initiation Failure; Procedural Remedy. If the Company misses the Approval Initiation Deadline and does not cure within ten (10) Business Days after an Investor's written notice, the failure constitutes a material breach of this procedural covenant. The affected Investor may seek specific performance and injunctive relief under Section 5.1, and the Company shall: (i) designate a senior executive responsible for cure; (ii) provide the Investors a written status report and copies or summaries of material SEC correspondence every seven (7) calendar days until cure; (iii) call the meeting for the earliest date legally practicable; and (iv) reimburse reasonable, documented out-of-pocket enforcement expenses caused by the uncured procedural breach. No delay in, failure to initiate, or outcome of the shareholder vote shall, by itself, trigger rescission, return of Tokens, a fixed or percentage cash penalty, a price or exercise-ratio change, or additional securities unless the Company first obtains written confirmation from Nasdaq that the proposed remedy will not require prior shareholder approval, invalidate the Share Cap or otherwise violate Nasdaq rules.

4.18 Resale Registration Statement; Filing Deadline. The Company shall prepare and file with the SEC a registration statement on Form S-3 (or, if Form S-3 is not then available to the Company, on such other form as is then available) covering the resale of the Shares as Registrable Securities (the "Resale Registration Statement," which shall also constitute the "Registration Statement" for all purposes of this Agreement, including Sections 4.1(d) and 4.14) on or before the earlier of (i) the deadline required by Section 4.8(b) and (ii) August 31, 2026 (the "Filing Deadline"). The Company shall use its reasonable best efforts to cause the Resale Registration Statement to be declared effective as promptly as practicable after filing and to keep it continuously effective and available for the resale of the Shares until the earlier of the date on which all such securities have been sold and the date on which all such securities may be sold without restriction or limitation pursuant to Rule 144. The Company shall file a post-effective amendment, or an additional registration statement, to cover resale of any Securities upon such Securities becoming Registrable Securities no later than thirty (30) days following such Security becoming a Registrable Security. If the Resale Registration Statement is not filed with the SEC on or before the Filing Deadline, the Company shall pay to each Investor, as partial liquidated damages and not as a penalty, an amount in cash equal to US$5,000 per day for each day following the Filing Deadline that the Resale Registration Statement has not been filed, until the Resale Registration Statement is filed. Such payments shall accrue on a daily basis and shall be payable on the earlier of (i) the last day of the calendar month during which they are incurred and (ii) the third (3rd) Trading Day after the Resale Registration Statement is filed. To the extent that Warrant Shares are registered notwithstanding not being Registrable Securities, the registration of the Warrant Shares, for resale pursuant to this Section 4.18 shall not waive, shorten or otherwise modify the Lock-Up Period or the transfer restrictions set forth in Section 4.16. Nothing in this Section 4.18 shall limit any other remedies available to the Investors under this Agreement or applicable law.

5. Miscellaneous.

(a) The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions, specific performance or other equitable relief to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the courts described in this Section 5.1, without proof of damages or otherwise (in each case, subject to the terms and conditions of this Section 5.1) (and each party hereto acknowledges and agrees that any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 5.1 shall not be required to provide any bond or other security in connection with any such order or injunction), this being in addition to any other remedy to which they are entitled at law or in equity. The parties hereto agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to Law or inequitable for any reason, or that a remedy of monetary damages would provide an adequate remedy or that the parties otherwise have an adequate remedy at law. Notwithstanding the foregoing, neither specific performance nor other equitable relief may be used to impose any post-delivery custody, administration, access-restoration or transaction-approval obligation that Sections 1.2, 1.5 or 5.15 expressly provide does not exist.

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(b) Each of the parties hereto irrevocably and unconditionally submits to the exclusive jurisdiction of the Supreme Court of the State of New York, New York County, and the United States District Court for the Southern District of New York, for the purposes of any demand, action, suit, countersuit, arbitration, inquiry, proceeding or investigation by or before any governmental entity or any arbitration or mediation tribunal ("Action") or other proceeding arising out of this Agreement and the rights and obligations arising hereunder, and irrevocably and unconditionally waives any objection to the laying of venue of any such Action or proceeding in any such court, and further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Action or proceeding has been brought in an inconvenient forum. Each party hereto agrees that service of any process, summons, notice or document by registered mail to such party's respective address set forth on the signature pages attached hereto shall be effective service of process for any such Action or proceeding.

(c) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, CLAIM OR OTHER PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, CLAIM OR OTHER PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (iii) IT MAKES SUCH WAIVER VOLUNTARILY AND (iv) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.1.

5.2 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one (1) and the same instrument. In the event that any signature is delivered by e-mail delivery of a ".pdf" format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such ".pdf" signature page were an original thereof.

5.3 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

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5.4 Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by e-mail or facsimile, (c) five (5) calendar days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective parties at the addresses set forth on the signature pages attached hereto (or at such other addresses as shall be specified by notice given in accordance with this Section 5.4).

5.5 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

5.6 Aggregation of Stock. All Shares held or acquired by Affiliated entities or Persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

5.7 Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

5.8 Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Investors or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought, provided that if any amendment, modification or waiver disproportionately and adversely impacts an Investor (or group of Investors), the consent of at least 50.1% in interest of the Securities of such disproportionately impacted Investor (or group of Investors) shall also be required. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. Any proposed amendment or waiver that disproportionately, materially and adversely affects the rights and obligations of the Investor relative to the comparable rights and obligations of the other Investors shall require the prior written consent of such adversely affected Investor. Any amendment effected in accordance with this Section 5.8 shall be binding upon each Investor and holder of Securities and the Company.

5.9 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investor (other than by merger). The Investor may assign any or all of its rights under this Agreement to any Person to whom the Investor assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of this Agreement that apply to the Investor.

5.10 Further Assurances. Each party agrees to cooperate with each other and their respective officers, employees, attorneys, accountants and other agents, and, generally, do such other reasonable acts and things in good faith as may be necessary to effectuate the intents and purposes of this Agreement, subject to the terms and conditions of this Agreement and compliance with applicable law, including taking reasonable action to facilitate the filing of any document or the taking of reasonable action to assist the other parties hereto in complying with the terms of this Agreement. For the avoidance of doubt, this Section does not impose any post-delivery custody, wallet-administration, transaction-approval or access-restoration obligation upon an Investor or require an Investor to cause a Company Custody Designee to act after such person's authority or access has been suspended or terminated by the Company.

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5.11 Fees. The Company shall be responsible for the payment of any placement agent's fees, financial advisory fees, transfer agent fees, DTC fees or broker's commissions (other than for Persons engaged by any Investor) relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold each Investor harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys' fees and out-of-pocket expenses) arising in connection with any claim relating to any such payment. Except as otherwise set forth in the Transaction Documents, each party to this Agreement shall bear its own expenses in connection with the sale of the Securities to the Investors. Notwithstanding the foregoing, if counsel for certain Investors is designated in connection with the transactions contemplated hereby, the Company shall pay the reasonable fees and expenses of one such counsel in an amount not to exceed US$150,000 in the aggregate.

5.12 Termination. The obligations of the Company, on the one hand, and the Investors, on the other hand, to effect the Closing shall terminate as follows:

(a) upon the mutual written consent of the Company and the Investors that agreed to purchase a majority of the Securities prior to the Closing;

(b) by the Company if any of the conditions set forth in Section 1.3(b) shall have become incapable of fulfillment, and shall not have been waived by the Company;

(c) by an Investor (with respect to itself only) if any of the conditions set forth in Section 1.3(a) shall have become incapable of fulfillment, and shall not have been waived by such Investor; or

(d) by either the Company or an Investor (with respect to itself only) if the Closing has not occurred on or before the date that is twenty (20) calendar days after the date of this Agreement (the "Outside Date"), unless the Company and the applicable Investor extend that date in a signed writing;

provided, however, that, in the case of clauses (b) and (c) above, the party seeking to terminate its obligation to effect the Closing shall not then be in breach of any of its representations, warranties, covenants or agreements contained in the Transaction Documents if such breach has resulted in the circumstances giving rise to such party's seeking to terminate its obligation to effect the Closing. In the event of termination by the Company or the Investor of its obligations to effect the Closing pursuant to this Section 5.12, written notice thereof shall be given to the other Investors by the Company. Nothing in this Section 5.12 shall be deemed to release any party from any liability for any breach by such party of the other terms and provisions of the Transaction Documents or to impair the right of any party to compel specific performance by any other party of its other obligations under the Transaction Documents.

5.13 Contract Interpretation. This Agreement is the joint product of each Investor and the Company and each provision of this Agreement has been subject to the mutual consultation, negotiation and agreement of such parties and shall not be construed for or against any party hereto.

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5.14 Arm's Length Negotiations. For the avoidance of doubt, the parties acknowledge and confirm that the terms and conditions of the Securities were determined as a result of arm's-length negotiations.

5.15 Separate Capacities; Non-Recourse. All obligations and liabilities of an Investor under the Transaction Documents are solely obligations and liabilities of that Investor. No recourse shall be had against any past, present or future member, shareholder, manager, director, officer, employee, consultant, adviser, agent, representative or Affiliate of an Investor (each, an "Investor Related Person") solely by reason of such status for any obligation of the Investor or for any matter arising from the custody, configuration, administration, access to or use of the Tokens following Confirmed Delivery. The Company releases and covenants not to assert any claim against the Investor, any Investor Related Person or any Company Custody Designee based solely on the Company's suspension, removal or modification of a Company Custody Designee's authority or access, that person's resulting inability or lack of authority to act, or any resulting inability to access or transact with the Tokens. If the Company or any controlled Affiliate asserts a claim contrary to the foregoing release or covenant, the Company shall reimburse the applicable Investor, Investor Related Person or Company Custody Designee for the reasonable legal fees and costs incurred to obtain dismissal of that claim or enforce this Section and shall advance such reasonable defense and enforcement expenses within ten (10) Business Days after written request, subject only to an undertaking to repay amounts finally determined not recoverable under this Section. Nothing in this Section limits liability for a person's own fraud, willful misconduct, gross negligence, knowing violation of applicable law or intentional withholding or destruction of transferable Company property, in each case as established by a final, non-appealable judgment. Investor Related Persons and Company Custody Designees are intended third-party beneficiaries of this Section, which shall survive the Closing and any termination of this Agreement.

[Signature pages follow]

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ZeroStack Corp. - PIPE 3 Securities Purchase Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

ZEROSTACK CORP.

By:

Name: Dany Vaiman

Title: Chief Financial Officer

Address for Notice:

Dany Vaiman, Chief Financial Officer

ZeroStack Corp.

2626 Cole Ave, Suite 300, Dallas, TX, 75204

Email: dany.vaiman@zerostack.ai

With a copy to (which shall not constitute notice):

Zuber Lawler LLP

2029 Century Park East, Suite 400

Los Angeles, CA 90067

Attention: Josh Lawler, Esq.

Email: jlawler@zuberlawler.com

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR INVESTORS FOLLOWS]

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IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

[INVESTOR NAME]

By: _____________________________

Name: _____________________________

Title: _____________________________

Address for Notice:

_____________________________

_____________________________

Email: _____________________________

With a copy to (which shall not constitute notice):

_____________________________

_____________________________

Attention: _____________________________

Email: _____________________________

Address for Delivery of Securities to Investor (if not same as address for notice):

_____________________________

Number of Tokens Contributed: _____________________________

Fair Market Value per Token: US$_____________________________

Aggregate Subscription Amount (reflecting Fair Market Value of Tokens): US$_____________________________

Number of Initial Shares Purchased (subject to Section 1.1(b)): _____________________________

Number of Pre-Funded Warrants Purchased / Warrant Shares: _____________________________

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ZeroStack Corp. - PIPE 3 Securities Purchase Agreement

Exhibit A

Form of Pre-Funded Warrant

[See attached.]

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